Exhibit 99.7

Bear, Stearns & Co. Inc. gtabor	1130 FBRSI 05-5 {DATA}	November 30, 2005
10:52AM EST
Page 1 of 2

Product

PRODUCT	Count	Total CURRENT BALANCE	Pct of overall CURRENT BALANCE	Wtd Avg CURRENT GROSS COUPON	Wtd Avg LOAN TO VALUE	Wtd Avg COMBO LTV	Wtd Avg FICO SCORE	Wtd Avg BACK RATIO	Wtd Avg STATED ORIGINAL TERM	Wtd Avg STATED REM TERM	Wtd Avg AGE	Wtd Avg MARGIN	Wtd Avg INIT RATE CAP	Wtd Avg PER RATE CAP	Wtd Avg MAX RATE	Wtd Avg MIN RATE	Wtd Avg ROLL
2/6 LIBOR	2,287	393,534,646.78	50.13	7.590	77.51	83.58	593	41.61	360	358	2	5.741	2.048	1.000	13.590	7.600	22
2/6 LIBOR BALL	281	63,933,516.99	8.14	6.608	77.55	88.35	637	42.38	360	358	2	5.510	2.023	1.000	12.608	6.612	22
2/6 LIBOR IO	407	105,734,994.18	13.47	6.788	79.65	94.60	655	42.34	360	358	2	5.520	2.126	1.000	12.788	6.791	22
3/6 LIBOR	49	8,865,958.19	1.13	7.370	73.67	77.08	602	42.00	360	358	2	5.715	2.156	1.000	13.370	7.386	34
3/6 LIBOR BALL	10	2,370,475.70	0.30	7.216	76.41	86.87	622	41.89	360	358	2	5.500	2.000	1.000	13.216	7.216	34
3/6 LIBOR IO	15	3,573,799.89	0.46	6.644	79.40	91.86	641	43.02	360	358	2	5.500	2.164	1.000	12.644	6.652	34
5/6 LIBOR	317	56,917,302.30	7.25	7.133	77.63	84.47	617	41.34	360	358	2	5.628	5.000	1.000	12.133	7.137	58
5/6 LIBOR BALL	56	12,740,391.01	1.62	6.378	76.33	87.21	646	40.00	360	358	2	5.500	5.000	1.000	11.378	6.384	58
5/6 LIBOR IO	74	18,988,943.89	2.42	6.522	77.77	88.36	654	41.67	360	358	2	5.554	5.000	1.000	11.522	6.537	58
FIXED	671	66,346,042.17	8.45	7.729	78.64	81.46	640	39.76	315	312	3	0.000	0.000	0.000	0.000	0.000	0
FIXED BALLOON 20/15	2	114,719.24	0.01	11.389	100.00	100.00	633	47.37	180	177	3	0.000	0.000	0.000	0.000	0.000	0
FIXED BALLOON 30/15	1,057	51,386,559.99	6.55	10.012	99.36	99.36	646	42.68	180	177	3	0.000	0.000	0.000	0.000	0.000	0
FIXED BALLOON 40/30	2	471,514.12	0.06	5.919	66.03	66.03	693	38.29	360	358	2	0.000	0.000	0.000	0.000	0.000	0

TOTAL	5,228	784,978,864.45	100.00	7.485	79.28	86.51	617	41.65	344	342	2	5.661	2.452	1.000	13.133	7.274	27

Lien

LIEN	Count	Total CURRENT BALANCE	Pct of overall CURRENT BALANCE	Wtd Avg CURRENT GROSS COUPON	Wtd Avg LOAN TO VALUE	Wtd Avg COMBO LTV	Wtd Avg FICO SCORE	Wtd Avg BACK RATIO	Wtd Avg STATED ORIGINAL TERM	Wtd Avg STATED REM TERM	Wtd Avg AGE	Wtd Avg MARGIN	Wtd Avg INIT RATE CAP	Wtd Avg PER RATE CAP	Wtd Avg MAX RATE	Wtd Avg MIN RATE	Wtd Avg ROLL
First Lien	3,833	716,981,711.29	91.34	7.242	77.39	85.30	614	41.56	358	357	2	5.661	2.452	1.000	13.133	7.274	27
Second Lien	1,395	67,997,153.16	8.66	10.052	99.30	99.30	647	42.64	195	192	3	0.000	0.000	0.000	0.000	0.000	0

TOTAL	5,228	784,978,864.45	100.00	7.485	79.28	86.51	617	41.65	344	342	2	5.661	2.452	1.000	13.133	7.274	27

Interest Only

IO FLAG HYBRIDS	Count	Total CURRENT BALANCE	Pct of overall CURRENT BALANCE	Wtd Avg CURRENT GROSS COUPON	Wtd Avg LOAN TO VALUE	Wtd Avg COMBO LTV	Wtd Avg FICO SCORE	Wtd Avg BACK RATIO	Wtd Avg STATED ORIGINAL TERM	Wtd Avg STATED REM TERM	Wtd Avg AGE	Wtd Avg MARGIN	Wtd Avg INIT RATE CAP	Wtd Avg PER RATE CAP	Wtd Avg MAX RATE	Wtd Avg MIN RATE	Wtd Avg ROLL
NO	4,732	656,681,126.49	83.66	7.630	79.27	85.13	610	41.54	341	339	2	5.694	2.429	1.000	13.261	7.400	27
E. 2 Year Hybrid	2,568	457,468,163.77	58.28	7.453	77.52	84.25	599	41.72	360	358	2	5.708	2.044	1.000	13.452	7.462	22
F. 3 Year Hybrid	59	11,236,433.89	1.43	7.337	74.25	79.15	606	41.97	360	358	2	5.669	2.123	1.000	13.337	7.350	34
Fixed	1,732	118,318,835.52	15.07	8.717	87.61	89.19	643	41.03	256	254	3	0.000	0.000	0.000	0.000	0.000	0
G. 5 Year Hybrid	373	69,657,693.31	8.87	6.995	77.39	84.97	622	41.10	360	358	2	5.604	5.000	1.000	11.995	6.999	58
YES	496	128,297,737.96	16.34	6.744	79.37	93.60	655	42.26	360	358	2	5.524	2.552	1.000	12.596	6.750	28
E. 2 Year Hybrid	407	105,734,994.18	13.47	6.788	79.65	94.60	655	42.34	360	358	2	5.520	2.126	1.000	12.788	6.791	22
F. 3 Year Hybrid	15	3,573,799.89	0.46	6.644	79.40	91.86	641	43.02	360	358	2	5.500	2.164	1.000	12.644	6.652	34
G. 5 Year Hybrid	74	18,988,943.89	2.42	6.522	77.77	88.36	654	41.67	360	358	2	5.554	5.000	1.000	11.522	6.537	58

TOTAL	5,228	784,978,864.45	100.00	7.485	79.28	86.51	617	41.65	344	342	2	5.661	2.452	1.000	13.133	7.274	27

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc. gtabor	1130 FBRSI 05-5 {DATA}	November 30, 2005
10:52AM EST

Combined LTV {w/ Silent Seconds}

COMBO LTV	Count	Total CURRENT BALANCE	Pct of overall CURRENT BALANCE	Wtd Avg CURRENT GROSS COUPON	Wtd Avg LOAN TO VALUE	Wtd Avg COMBO LTV	Wtd Avg FICO SCORE	Wtd Avg BACK RATIO	Wtd Avg STATED ORIGINAL TERM	Wtd Avg STATED REM TERM	Wtd Avg AGE	Wtd Avg MARGIN	Wtd Avg INIT RATE CAP	Wtd Avg PER RATE CAP	Wtd Avg MAX RATE	Wtd Avg MIN RATE	Wtd Avg ROLL
- 30.00	35	3,320,084.82	0.42	7.335	23.88	23.88	602	36.93	357	355	2	5.722	2.360	1.000	13.173	7.293	26
30.01 - 40.00	33	4,035,127.85	0.51	7.089	35.43	35.43	605	38.04	357	355	2	5.740	2.273	1.000	12.999	7.069	26
40.01 - 50.00	58	7,860,408.44	1.00	7.150	45.82	45.82	597	37.45	349	347	2	5.955	2.546	1.000	13.082	7.248	29
50.01 - 60.00	173	29,021,941.92	3.70	6.952	56.46	56.46	599	39.12	354	352	2	5.885	2.503	1.000	12.888	7.049	28
60.01 - 70.00	387	67,378,650.17	8.58	7.303	66.85	66.85	587	39.75	357	355	2	5.935	2.530	1.000	13.229	7.405	28
70.01 - 80.00	1,091	205,845,377.82	26.22	7.359	77.93	77.93	594	40.97	357	355	2	5.754	2.399	1.000	13.284	7.411	27
80.01 - 85.00	247	48,449,831.65	6.17	8.036	83.94	84.58	583	43.18	359	358	2	5.704	2.548	1.000	13.887	8.053	28
85.01 - 90.00	322	58,916,464.28	7.51	7.668	87.29	89.42	622	40.86	354	352	2	5.597	2.474	1.000	13.448	7.596	27
90.01 - 95.00	242	36,733,273.25	4.68	7.976	86.68	94.48	614	42.56	346	344	2	5.574	2.439	1.000	13.665	7.793	27
95.01 - 100.00	2,639	323,218,028.27	41.18	7.495	83.71	99.89	645	42.72	328	326	2	5.519	2.451	1.000	12.754	6.892	27
100.01 +	1	199,675.98	0.03	7.075	86.96	108.70	653	44.00	360	358	2	5.500	2.000	1.000	13.075	7.075	22

TOTAL	5,228	784,978,864.45	100.00	7.485	79.28	86.51	617	41.65	344	342	2	5.661	2.452	1.000	13.133	7.274	27

Balloon Loans

BALLOON AM TYPE	Count	Total CURRENT BALANCE	Pct of overall CURRENT BALANCE	Wtd Avg CURRENT GROSS COUPON	Wtd Avg LOAN TO VALUE	Wtd Avg COMBO LTV	Wtd Avg FICO SCORE	Wtd Avg BACK RATIO	Wtd Avg STATED ORIGINAL TERM	Wtd Avg STATED REM TERM	Wtd Avg AGE	Wtd Avg MARGIN	Wtd Avg INIT RATE CAP	Wtd Avg PER RATE CAP	Wtd Avg MAX RATE	Wtd Avg MIN RATE	Wtd Avg ROLL
No	3,820	653,961,687.40	83.31	7.396	77.95	85.32	612	41.53	355	353	2	5.682	2.446	1.000	13.228	7.366	27
ARMS	3,149	587,615,645.23	74.86	7.358	77.87	85.76	609	41.73	360	358	2	5.682	2.446	1.000	13.228	7.366	27
FIXED	671	66,346,042.17	8.45	7.729	78.64	81.46	640	39.76	315	312	3	0.000	0.000	0.000	0.000	0.000	0
Yes	1,408	131,017,177.05	16.69	7.933	85.94	92.46	641	42.25	289	287	2	5.508	2.502	1.000	12.428	6.593	28
ARMS	347	79,044,383.70	10.07	6.589	77.32	88.13	638	41.98	360	358	2	5.508	2.502	1.000	12.428	6.593	28
FIXED	1,061	51,972,793.35	6.62	9.978	99.06	99.06	646	42.65	182	179	3	0.000	0.000	0.000	0.000	0.000	0

TOTAL	5,228	784,978,864.45	100.00	7.485	79.28	86.51	617	41.65	344	342	2	5.661	2.452	1.000	13.133	7.274	27

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets. This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market, (ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.